EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (Registration Statement Nos. 33-47063, 33-63992, and 33-80236).



                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                             Arthur Andersen LLP
Louisville, Kentucky
   March 30, 2000